                                                      Registration No. 333-
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         -------------------------------

                        CHICAGO MERCANTILE EXCHANGE INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                        36-4340266
     (State or other jurisdiction                          (I.R.S. Employer
   of incorporation or organization)                      Identification No.)

        30 SOUTH WACKER DRIVE
          CHICAGO, ILLINOIS                                     60606
(Address of principal executive offices)                      (Zip Code)

                 CHICAGO MERCANTILE EXCHANGE OMNIBUS STOCK PLAN
                            (Full title of the plan)

                                CRAIG S. DONOHUE
                                MANAGING DIRECTOR
                        AND CHIEF ADMINISTRATIVE OFFICER
                        CHICAGO MERCANTILE EXCHANGE INC.
                             30 SOUTH WACKER STREET
                             CHICAGO, ILLINOIS 60606
                                 (312) 930-1000
           (Name, address, and telephone number, including area code, of agent for service)
                                    COPY TO:
                                RICHARD W. ASTLE
                           SIDLEY AUSTIN BROWN & WOOD
                    BANK ONE PLAZA - 10 SOUTH DEARBORN STREET
                             CHICAGO, ILLINOIS 60603
                                 (312) 853-7000

                         -------------------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
 Title of Securities to      Amount to be           Proposed Maximum            Proposed Maximum             Amount of
     be Registered            Registered        Offering Price Per Share     Aggregate Offering Price    Registration Fee
---------------------------------------------------------------------------------------------------------------------------
Class A Common Stock,
$.01 par value            2,600,000 shares      $6.39 (1)                    $16,614,000 (1)             $4,153.50
---------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h)(1) under the Securities Act of 1933, based upon the book value per share of the Class A Common Stock as of March 31, 2001 (there being no market for the Class A Common Stock at present).
--------------------------------------------------------------------------------

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents heretofore filed with the Securities and Exchange Commission are incorporated herein by reference:

                  (a) Registrant's Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 333-95561).

                  (b) Registrant's Current Report on Form 8-K/A dated November 13, 2000, filed January 26, 2001, and Current Report on Form 8-K dated March 7, 2001, filed April 26, 2001 (File No. 333-95561).

                  (c) Registrant's Registration Statement on Form 10 filed April 30, 2001 (File No. 000-32645).

                  All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  A description of the Registrant's capital stock (including dividend, voting and liquidation rights, transfer restrictions and anti-takeover provisions of the Registrant's charter and by-laws) appears under Item 11, "Description of Registrant's Securities to be Registered," in the Registrant's registration statement on Form 10 (Registration No. 000-32645), which description is incorporated herein by this reference.

                  A description of the process used to select, nominate and elect the Registrant's board of directors appears under the subheading "Election of Board of Directors" under the heading "DEMUTUALIZATION PROPOSAL" in the prospectus filed as part of the Registrant's registration statement on Form S-4 (Registration No. 333-95561), which description is incorporated herein by this reference.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Section 145 of the Delaware General Corporation Law provides that the Registrant may, and in some circumstances must, indemnify the directors and officers of the Registrant against liabilities and expenses incurred by such person by reason of the fact that such person was serving in such capacity, subject to certain limitations and conditions set forth in the statute. The Registrant's amended and restated certificate of incorporation and by-laws provide that the Registrant will indemnify its directors and officers, and may indemnify any person serving as director or officer of another business entity at the Registrant's request, to the extent permitted by the statute. In addition, the Registrant's amended and restated certificate of incorporation provides, as permitted by the Delaware General Corporation Law, that directors shall not be personally liable for monetary damages for breach of fiduciary duty as a director, except (i) for breaches of their duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, and (iv) for transactions from which a director derived an improper personal benefit.

                  The Registrant maintains a directors and officers liability insurance policy which indemnifies the Registrant's directors and officers against loss arising from claims by reason of their legal liability for acts as such directors or officers, subject to limitations and conditions as set forth in the policy.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

                  The exhibits accompanying this Registration Statement are listed on the accompanying Exhibit Index.

ITEM 9.  UNDERTAKINGS.

                  (a)  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 7th day of February, 2001.

                                       CHICAGO MERCANTILE EXCHANGE INC.

                                       By: /s/ James J. McNulty
                                           -------------------------------------
                                           James J. McNulty
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 7th day of February, 2001.

                  Signature                          Title
                  ---------                          -----


/s/ Scott Gordon                             Chairman of the Board and Director
------------------------------------
Scott Gordon


/s/ James J. McNulty                         President and Chief Executive Officer
------------------------------------         (Chief Executive Officer)
James J. McNulty


/s/ David G. Gomach                          Senior Vice President and Chief Financial Officer
------------------------------------         (Principal Financial Officer)
David G. Gomach


/s/ Nancy Goble                              Vice President and Controller
------------------------------------         (Principal Accounting Officer)
Nancy Goble

/s/ H. Jack Bouroudjian                      Director
------------------------------------
H. Jack Bouroudjian

/s/ Timothy R. Brennan                       Director
------------------------------------
Timothy R. Brennan

/s/ Leslie Henner Burns                      Director
------------------------------------
Leslie Henner Burns

/s/ Jeffrey R. Carter                        Director
------------------------------------
Jeffrey R. Carter

/s/ Terrence A. Duffy                        Director
------------------------------------
Terrence A. Duffy

/s/ Martin J. Gepsman                        Director
------------------------------------
Martin J. Gepsman


                                       5

/s/ Yra G. Harris                            Director
------------------------------------
Yra G. Harris

/s/ Robert L. Haworth                        Director
------------------------------------
Robert L. Haworth

/s/ Bruce F. Johnson                         Director
------------------------------------
Bruce F. Johnson

/s/ Gary M. Katler                           Director
------------------------------------
Gary M. Katler

/s/ Paul Kimball                             Director
------------------------------------
Paul Kimball

                                             Director
------------------------------------
John W. Lacey

/s/ Patrick B. Lynch                         Director
------------------------------------
Patrick B. Lynch

/s/ Leo Melamed                              Director
------------------------------------
Leo Melamed

/s/ William P. Miller II                     Director
------------------------------------
William P. Miller II

/s/ Laurence E. Mollner                      Director
------------------------------------
Laurence E. Mollner

/s/ Patrick J. Mulchrone                     Director
------------------------------------
Patrick J. Mulchrone

/s/ John D. Newhouse                         Director
------------------------------------
John D. Newhouse

/s/ James E. Oliff                           Director
------------------------------------
James E. Oliff

/s/ Mark G. Papadopoulos                     Director
------------------------------------
Mark G. Papadopoulos

/s/ Ward Parkinson                           Director
------------------------------------
Ward Parkinson

/s/ Robert J. Prosi                          Director
------------------------------------
Robert J. Prosi

/s/ David M. Pryde                           Director
------------------------------------
David M. Pryde


                                       6


/s/ Irwin Rosen                              Director
------------------------------------
Irwin Rosen

/s/ William G. Salatich, Jr.                 Director
------------------------------------
William G. Salatich, Jr.

/s/ John F. Sandner                          Director
------------------------------------
John F. Sandner

                                             Director
------------------------------------
Myron S. Scholes

/s/ Verne O. Sedlacek                        Director
------------------------------------
Verne O. Sedlacek

/s/ Leon C. Shender                          Director
------------------------------------
Leon C. Shender

/s/ William R. Shepard                       Director
------------------------------------
William R. Shepard

/s/ Howard J. Siegel                         Director
------------------------------------
Howard J. Siegel

/s/ David I. Silverman                       Director
------------------------------------
David I. Silverman

/s/ Jeffrey L. Silverman                     Director
------------------------------------
Jeffrey L. Silverman

                                            Director
------------------------------------
Paul Simon

                   INDEX TO EXHIBITS TO REGISTRATION STATEMENT

Exhibit
Number                             Description of Document
-------                            -----------------------

4.1                  Restated Certificate of Incorporation of the Registrant
                     (File No. 333-95561, Form 8-K dated March 7, 2001, filed
                     April 26, 2001, Exhibit 3.1, which is incorporated herein by this reference).

4.2 By-Laws of the Registrant (File No. 333-95561, Form 8-K dated November 13, 2000, filed November 27, 2000, Exhibit
                     3.2, which is incorporated herein by this reference).

4.3                  Chicago Mercantile Exchange Inc. Omnibus Stock Plan ((File
                     No. 333-95561, Form S-4 Registration Statement, Exhibit
                     10.1, which is incorporated herein by this reference).

5.1*                 Opinion of Sidley Austin Brown & Wood.

23.1                 Consent of Sidley Austin Brown & Wood (included in Exhibit
                     5.1 above).

23.2*                Consent of Arthur Andersen LLP.



--------------------
*Filed herewith.



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